Exhibit 32.1

CERTIFICATION

PURSUANT TO

     18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Daniel Mckinney, the Chief Executive Officer and Chief Financial Officer of Asia Properties, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the report on Form 10-Q of Asia Properties, Inc., for the quarterly period ended September 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Asia Properties, Inc..

Daniel Mckinney (Principal Executive Officer)
Chief Executive Officer
Chief Financial Officer